UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 5, 2025

R F INDUSTRIES, LTD.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-13301 (Commission File Number)	88-0168936 (I.R.S. Employer Identification No.)

16868 Via Del Campo Court, Suite 200 San Diego, CA 92127 (Address of Principal Executive Offices, including Zip Code) (858) 549-6340 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.01 par value per share	RFIL	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 5, 2025, RF Industries, Ltd. (the “Company”) entered into the Second Amendment to Loan and Security Agreement (the “EBC Second Amendment”), by and among the Company, the Company’s subsidiaries Cables Unlimited, Inc., Rel-Tech Electronics, Inc., C Enterprises, Inc., Schroff Technologies International, Inc., and Microlab/FXR LLC (collectively with the Company, the “Borrowers”), Eclipse Business Capital LLC, as agent (“EBC”), and the lenders party thereto (the “Lenders”).

The EBC Second Amendment amends the Loan and Security Agreement, dated as of March 15, 2024, among the Borrowers, the Lenders and EBC (as amended, the “EBC Loan Agreement”), to, among other things, (i) extend the revolving credit facility (the “EBC Revolving Loan”) maturity date to March 15, 2029, (ii) decrease the minimum EBC Revolving Loan outstanding principal amount to $4.0 million and (iii) decrease the interest rate for the EBC Revolving Loan to adjusted term SOFR or the base rate, as applicable, plus the Applicable Margin (as defined in the EBC Loan Agreement). The Applicable Margin is determined quarterly under a two-prong pricing grid based on both the Average Excess Availability and Fixed Charge Coverage Ratio for the most recently ended fiscal quarter, as set forth on Annex IV to the EBC Loan Agreement.

The foregoing description of the EBC Second Amendment is not complete and is qualified in its entirety by reference to the EBC Second Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Second Amendment to Loan and Security Agreement, dated as of November 5, 2025, by and among RF Industries, Ltd., Cables Unlimited, Inc., Rel-Tech Electronics, Inc., C Enterprises, Inc., Schroff Technologies International, Inc., and Microlab/FXR LLC, as Borrowers, Eclipse Business Capital LLC, as agent, and the lenders party thereto.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF INDUSTRIES, LTD.

Date: November 6, 2025	By: /s/ Peter Yin Peter Yin Chief Financial Officer